September 24, 2008
Supplement

SUPPLEMENT DATED SEPTEMBER 24, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Alternative Opportunities Fund, dated August 1, 2008
Morgan Stanley California Tax-Free Income Fund, dated April 30, 2008
Morgan Stanley Capital Opportunities Trust, dated March 31, 2008
Morgan Stanley Commodities Alpha Fund, dated May 30, 2008
Morgan Stanley Convertible Securities Trust, dated January 31, 2008
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2008
Morgan Stanley Equally-Weighted S&P 500 Fund, dated March 31, 2008
Morgan Stanley European Equity Fund Inc., dated February 29, 2008
Morgan Stanley Flexible Income Trust, dated February 29, 2008
Morgan Stanley Focus Growth Fund, dated April 30, 2008
Morgan Stanley Fundamental Value Fund, dated January 31, 2008
Morgan Stanley FX Alpha Plus Strategy Portfolio, dated February 29, 2008
Morgan Stanley FX Alpha Strategy Portfolio, dated February 29, 2008
Morgan Stanley Global Dividend Growth Securities, dated July 31, 2008
Morgan Stanley Health Sciences Trust, dated November 30, 2007
Morgan Stanley High Yield Securities Inc., dated December 31, 2008
Morgan Stanley Income Trust, dated December 31, 2007
Morgan Stanley International Fund, dated February 29, 2008
Morgan Stanley International Value Equity Fund, dated December 31, 2007
Morgan Stanley Mid Cap Growth Fund, dated January 31, 2008
Morgan Stanley Mid-Cap Value Fund, dated December 31, 2007
Morgan Stanley Mortgage Securities Trust, dated February 29, 2008
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2008
Morgan Stanley New York Tax-Free Income Fund, dated April 30, 2008
Morgan Stanley Pacific Growth Fund Inc., dated February 29, 2008
Morgan Stanley Real Estate Fund, dated March 31, 2008
Morgan Stanley S&P 500 Index Fund, dated December 31, 2007
Morgan Stanley Special Growth Fund, dated June 30, 2008
Morgan Stanley Special Value Fund, dated November 30, 2007
Morgan Stanley Strategist Fund, dated November 30, 2007
Morgan Stanley Tax-Exempt Securities Trust, dated April 30, 2008
Morgan Stanley Technology Fund, dated July 31, 2008
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2008
Morgan Stanley Utilities Fund, dated April 30, 2008
Morgan Stanley Value Fund, dated January 31, 2008
(Collectively, the “Funds”)

Effective September 16, 2008, Randy Takian replaced Ronald E. Robison as President and Principal Executive Officer of the Funds. Therefore, all references to Mr. Robison in each Fund’s Statement of Additional Information are hereby deleted and replaced with Mr. Takian.

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The disclosure in each Fund’s Statement of Additional Information in the section entitled “V. Investment Advisory and Other Services, F. Other Services Providers, (1) Transfer Agent/Dividend Disbursing Agent” is hereby deleted and replaced with the following:

(1)	Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Trust is the Transfer Agent for the Fund’s shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

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The disclosure in each Fund’s Statement of Additional Information in the section entitled “V. Investment Advisory and Other Services, F. Other Services Providers, (3) Affiliated Persons” is hereby deleted and replaced with the following:

(3)	Affiliated Persons

The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent’s responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions and maintaining shareholder records and lists. Pursuant to a Transfer Agency and Service Agreement, as consideration for the services it provides, the Transfer Agent receives certain fees from the Fund, which are approved by the Trustees, generally based on the number of shareholder accounts and is reimbursed for its out-of-pocket expenses in connection with such services. The Fund and the Transfer Agent may enter into agreements with unaffiliated third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by the Transfer Agent.

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The disclosure in each Fund’s Statement of Additional Information in the section entitled “V. Investment Advisory and Other Services, J. Revenue Sharing” is hereby deleted and replaced with the following:

J.	REVENUE SHARING

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans (“Intermediaries”) in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and other Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of the Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley & Co., these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)	On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley & Co. receives a gross sales credit of up to 1.00% of the amount sold.*

(2)	On Class A, B and C shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

•	An amount up to 0.11% of the value (at the time of sale) of gross sales of such shares; and

•	An ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares, which is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion.

(3)	On Class I shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

•	a gross sales credit of 0.25% of the amount sold; and

•	an ongoing annual fee in an amount (i) up to 35% of the management fee the Investment Adviser receives based on the average daily net assets of such shares or (ii) up to 0.15% of the total average monthly net asset value of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)	On Class A, B, C and I shares held in taxable accounts through any fee-based advisory program offered by Morgan Stanley & Co., an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

(5)	On any shares held in an account through certain 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)	On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)	On Class A, B and C shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

(3)	On Class I shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms:

•	a gross sales credit of 0.25% of the amount sold; and

•	an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley & Co. or other Intermediaries may provide Morgan Stanley & Co. and such other Intermediaries, and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley & Co. or another Intermediary as to its compensation.

* Commissions or transaction fees paid when Morgan Stanley & Co. or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.